UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                          ----------------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 22, 2004
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                                PURE WORLD, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                0-10566                                   95-3419191
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        (Commission File Number)              (IRS Employer Identification No.)



           376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921
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               (Address of Principal Executive Offices) (Zip Code)



                                 (908) 234-9220
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)   under  the
     Exchange  Act (17 CFR  240.14d-2(b))

[ ]  Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.   Entry into a Material Definitive Agreement
             ------------------------------------------

See Item 2.01 below.

ITEM 2.01.   Completion of Acquisition or Disposition of Assets.
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On December  22,  2004,  Pure World Inc.  ("Pure  World")  and its  wholly-owned subsidiary, PW Subsidiary LLC ("PW Subsidiary") entered into an Agreement and Plan of Merger whereby Pure World acquired all the equity interests of Sun Equities Corporation ("Sun Equities") (the "Acquisition"). The Acquisition was structured as a forward triangular merger where Sun Equities was merged into PW Subsidiary with PW Subsidiary being the surviving entity. The merger will become effective upon filing the Certificate of Merger. Before the Acquisition, Sun Equities held 2,500,025 shares of Pure World common stock. Under the terms of the Agreement and Plan of Merger, Pure World issued 2,500,025 shares of its common stock to the Shareholders of Sun Equities in exchange for all of their shares of common stock of Sun Equities. Upon the closing of the transaction, the 2,500,025 shares of Pure World common stock held by Sun Equities and acquired by Pure World in the Acquisition were cancelled by Pure World. Consequently, the number of issued and outstanding shares of Pure World common stock remains unchanged after the Acquisition.

ITEM 3.02    Unregistered Sales of Equity Securities
             ---------------------------------------

See Item 2.01 above. Additionally, the shares of Pure World issued to the shareholders of Sun Equities in the Acquisition were issued in a transaction exempt from registration under Section 5 of the Securities Act of 1933, as amended, by Section 4(2) of that Act.

ITEM 9.01    Financial Statements and Exhibits
             ---------------------------------

             (a)  Financial Statements of Business Acquired.
                          Not required.

             (b)  Pro Forma Financial Information
                          Not required.

             (c)  Exhibits

                  The following exhibits are being filed pursuant to Item 601 of Regulation S-K and General Instruction B to this Form:



                  2.1 Agreement and Plan of Merger by and among Sun Equities Corporation, Pure World, Inc., PW Subsidiary LLC and the shareholders of Sun Equities Corporation, dated as of December 22, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 23, 2004                            PURE WORLD, INC.


                                              By: /s/ Sue Ann Merrill
                                                  -----------------------------
                                                  Sue Ann Merrill
                                                  Chief Financial Officer
                                                  (Principal Financial and
                                                  Accounting Officer)